June 2, 2021 Exhibit 99.1

Forward Looking Statements Certain of the statements made in these slides and the accompanying oral presentation are forward looking, including those relating to Neoleukin’s business, strategy, future operations, advancement of its product candidates and product pipeline, clinical development of its product candidates, including expectations regarding timing of regulatory submissions and initiation of clinical trials, regulatory requirements for initiation of clinical trials and registration of product candidates, properties of its product candidates, availability of data, the use and sufficiency of its cash resources and other statements containing the words “anticipate,” “believe,” “expect,” “may,” “plan,” “project,” “potential,” “will,” “would,” “could,” “continue,” and similar expressions. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: whether results of early clinical trials or preclinical studies will be indicative of the results of future trials, the adequacy of any clinical models, uncertainties associated with regulatory review of clinical trials; our ability to identify or acquire additional clinical candidates, our ability to obtain and maintain regulatory approval for any product candidates and the potential safety, efficacy or clinical utility of or any product candidates; further impacts of COVID-19 on our operations; and other factors discussed in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 as filed with the Securities and Exchange Commission. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. More information about the risks and uncertainties faced by the Company is contained in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, Annual Report on Form 10-K for the year ended December 31, 2020, and subsequent reports, filed with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Leader in Therapeutic Protein Design First Program: Cancer Immunotherapy 2018 FOUNDED 2019 PUBLIC NL-201 program: highly potent, non-alpha, combined IL-2 and IL-15 receptor agonist for cancer immunotherapy Platform technology: computational protein design methods for creating de novo NeoleukinTM cytokine mimetics NASDAQ: NLTX 2020 IND SUBMISSION SEATTLE WA NL-201 2021 CLINICAL TRIALS Systemic Local

Functional De Novo Proteins Better Immunotherapies by Design Scientific founders are world leaders in de novo protein design Technology originated at University of Washington Institute for Protein Design, led by David Baker, PhD Exclusive license obtained for commercialization of NL-201 and other de novo protein assets 2019 2020 Article | Published: 4 December 2020 © Neoleukin Therapeutics. All Rights Reserved.

Neoleukin Progress in 2021 Initiated Phase 1 clinical trial for NL-201 Announced hiring Priti Patel, MD as Chief Medical Officer Occupied new lab and headquarters in Seattle, WA ~80 FTE; added expertise in CMC and Clinical Refocusing effort from NL-CVX1 to other programs TM

Carl Walkey, Ph.D. Senior VP, Corporate Development Previous: Postdoctoral Fellow, UW-IPD Priti Patel, M.D., M.S. Chief Medical Officer Previous: AstraZeneca, Acerta Pharma Umut Ulge, M.D., Ph.D. VP, Clinical Development Previous: Postdoctoral Fellow, UW-IPD Jonathan Drachman, M.D. Chief Executive Officer Previous: CMO, EVP R&D, Seattle Genetics Robert Ho Chief Financial Officer Previous: Morgan Stanley & Co., DaVita Samantha Willing VP, People Previous: Seattle Genetics, Microsoft Holly Vance, J.D., Pharm.D. General Counsel Previous: Bill & Melinda Gates Foundation Leadership Team

NL-201: *De Novo* IL-2/IL-15 Agonist

Designed to retain benefits of IL-2 without drawbacks

- 100% non-alpha: no residual alpha subunit binding
- No bias toward T-regulatory or endothelial cells
- More potent than IL-2 *and* IL-15
- Activates CD8+ naïve T-cells *and* NK cells
- Hydrophilic, compact, increased thermal stability




α
Normalized response
0.0
0.2
0.4
0.6
0.8
1.0
10-10
10-8
10-6
Concentration (M)
β
γ
Normalized response
0.0
0.2
0.4
0.6
10-10
10-8
10-6
Concentration (M)
Neoleukin-2/15
hIL-2

Source: Silva et al. *Nature*, 565, 186-191 (2019)

neoleukin THERAPEUTICS

© Neoleukin Therapeutics. All Rights Reserved.

7

IL-2 Binds Strongly to Non-Target Cells, Causing Toxicity and Limiting Efficacy α β γ β γ IL-2 Off-Target Cells Effector Cells Toxicity & Less Efficacy Antitumor Activity IL-2 IL-2

Building a Neoleukin Cytokine Mimetic in 4 Steps Develop an accurate structural model of the target Identify regions of intermolecular contact Design an idealized topology Assign optimal amino acid sequence 1 2 3 4 TM

Crystal Structure Shows Neo-2/15 Binding Beta/Gamma as Predicted IL-2 RECEPTOR ALPHA IL-2 RECEPTOR BETA IL-2 RECEPTOR GAMMA IL-2 Neo-2/15 IL-2 RECEPTOR BETA IL-2 RECEPTOR GAMMA 14% conserved sequence Source: Silva et al. Nature, 565, 186-191 (2019)

NL-201 Stimulates CD8 Effector T and NK Cells More Selectively Than IL-2


CD8 Signaling
IL-2
NL201
Mean pSTAT5
3,000
2,500
2,000
1,500
11X
Treatment (nM)
NK Signaling
2,750
2,500
2,250
2,000
1,750
1,500
3.1X
Treatment (nM)
Treg Signaling
5,000
4,000
3,000
2,000
31X
Treatment (nM)
0.0001
0.001
0.01
0.1
1
10
100
1,000

- NL-201 is ~330-fold and ~90-fold more selective for CD8+ T and NK cells (vs. Tregs) than IL-2, respectively

Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020

1) STAT5 phosphorylation in CD8+ T cells, NK cells, and Tregs was measured by flow cytometry using PBMCs from 10 healthy human donors. Proliferation was evaluated using Ki67.

© Neoleukin Therapeutics. All Rights Reserved.

11

NL-201 Stimulates Dose-Dependent CD8:Treg and NK:Treg Proliferation More Potently Than IL-2 NL-201 vs IL-2: * p<0.05; ** p<0.01; *** p<0.001; **** p<0.0001 Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020

NL-201 is Well Tolerated and Promotes Durable Anti-tumor Activity NL-201 is well-tolerated at therapeutic doses NL-201 treatment exhibits single-agent activity NL-201 promotes durable anti-tumor immunity Study in a checkpoint inhibitor-resistant CT26 colon cancer murine model. Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020

NL-201 Demonstrates Robust Single-Agent Activity in Multiple Tumor Models NL-201 was administered QWx2 when tumors reached ~100mm3. Tumor growth inhibition (TGI) is reported in each graph vs. control. NL-201 treatment inhibited tumor growth in all models: NL-201 significantly inhibited tumor growth in models that are typically refractory to anti-PD-1 checkpoint inhibitors. Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020

NL-201 Shows Minimal Immunogenicity in NHPs ADAs were detectable in: 3/10 NHPs at 5µg/kg; 1/6 NHPs at 15µg/kg; 0/10 NHPs at 50µg/kg NL-201 3 of 4 ADA+ NHPs were at or below the low positive control (LPC) level Abstract #4518, Walkey et. al, AACR Virtual Annual Meeting II, June 2020

Similar Pharmacodynamics and Tolerability Observed in ADA+ vs ADA- NHPs Adapted from Abstract #4518, Walkey et. al, AACR Virtual Annual Meeting II, June 2020

NL-201 Phase 1 Clinical Trials Systemic administration: IV, monotherapy in patients with advanced, relapsed or refractory solid tumors Multiple schedules and dose levels to assess safety, PK, PD, and antitumor activity Indication-specific expansion cohorts, including renal cell carcinoma and melanoma Trial will be conducted at multiple sites in Australia and North America Targeted enrollment up to 120 patients Local administration: Designed to achieve higher NL-201 concentrations in tumor microenvironment Targeted to begin in 2021

NL-201 Upregulates PD-1 Expression by CD8+ T Cells Walkey et. Al, SITC 2020, Abstract #576, November 2020 NL-201 induces concentration-dependent PD-1 expression by CD8+ T cells Combining NL-201 with a checkpoint inhibitor may overcome PD-L1 mediated T cell inhibition

NL-201 Enhances Activity of Checkpoint Inhibitors in Preclinical Models

- **NL-201 enhances activity of CPIs in breast and kidney cancer models**
- **Combination with NL-201 beneficial in CPI-resistant syngeneic tumors**

EMT-6 (Breast)



% Surviving
100
80
60
40
20
0
7/9 tumor-free
Vehicle
αPD-1
NL-201
NL-201 + αPD-1
0
7
14
21
28
35
42
Study Day

p=0.0029: αPD-1 vs NL-201 + αPD-1
p<0.0001: NL-201 vs NL-201 + αPD-1

Renca (Kidney)



% Surviving
100
80
60
40
20
0
5/9 tumor-free
Vehicle
αPD-1 + αCTLA-4
NL-201
NL-201 + αPD-1 + αCTLA-4
0
7
14
21
28
35
42
Study Day

p=0.0001: αPD-1 + αCTLA-4 vs NL-201 + αPD-1 + αCTLA-4
p=0.0006: NL-201 vs NL-201 + αPD-1 + αCTLA-4

NL-201: 90µg/kg QWx2
αPD-1: 10mg/kg BiWx6
αCTLA-4: 10gm/kg BiWx6
Treatment began when tumors reached ~90mm³

neoleukin THERAPEUTICS
© Neoleukin Therapeutics. All Rights Reserved.
19

NL-201 Potently Expands CAR-T Cells and Promotes Antitumor Activity Subcurative doses of CAR-T cells combined with NL-201 induce deep tumor control and achieve 100% survival. NL-201 greatly enhances intratumoral CD8: Treg ratios (approximately 1000x compared to 50x for IL-2). Leung et. al, AACR Virtual Annual Meeting II, Abstract #2222, June 2020

NL-201 Enhances Activity of Tumor-Targeting Antibodies in Multiple Preclinical Models Walkey et. Al, SITC 2020, Abstract #576, November 2020 NL-201 + TA99 significantly improved tumor growth inhibition compared to TA99 or NL-201 alone

Neoleukin Cytokine Mimetics are Hyperstable and Easily Modified Able to withstand extreme conditions Able to adjust half-life or tune affinity Can be conditionally activated in the tumor microenvironment Can be modified to make cytokine antagonists for inflammatory and autoimmune diseases Can use with targeting domain to improve biodistribution Source: Silva et al. Nature, 565, 186-191 (2019) TM

De Novo Split Technology - Conditionally Active IL-2 Mimetic



Neo-2/15 Part-A
Neo-2/15 Part-B
Reconstituted Neo-2/15
IL2-Rβ
IL2-Rɣ



Cell signaling
(murine CTLL2 cells)
Normalized pSTAT5 MFI
100
50
0
10-12
10-10
10-8
10-6
Concentration (M)
Neo-2/15
Part A
Part B
Part A + B

Quijano-Rubio et. Al., AACR Virtual Annual Meeting II, Abstract #1075, Jun/2020

© Neoleukin Therapeutics. All Rights Reserved.

23

Targeted Split Neo-2/15 Increases Therapeutic Window



Percent Survival
100
50
0
0
10
20
30
40
50
2/5
tumor free
Days after tumor inoculation
PBS
αPDL1-Neo-2/15 (0.43 nmol)
Untargeted-Part A + Untargeted-Part B (8 nmol)
αPDL1-Part A + αPDL1-Part B (8 nmol)



Weight change D12
% Weight change
10
5
0
-5
-10
-15

Notes:

1) C57BL/6J mice bearing B16 PDL1Hi melanoma cells in flank.
2) All groups were co-treated biweekly with Ta99 mAb (150µg/mice)
3) Targeted Neo-2/15 variants and Part-A fusions administered i.p.; Part-B fusions administered s.c. opposite flank of tumor

Quijano-Rubio et. Al., AACR Virtual Annual Meeting II, Abstract #1075, Jun/2020

neoleukin THERAPEUTICS

© Neoleukin Therapeutics. All Rights Reserved.

24

De Novo Platform Potential – COVID-19

SARS-CoV-2 uses **ACE2** as a receptor to gain access to and infect cells



ACE2
Spike protein
Cell
Virus

NL-CVX1 - *de novo* ACE2 decoy:

- *Binds to SARS-CoV2 spike protein*
- *Inhibits viral infection in vitro*
- *Designed, tested, optimized in ~10 weeks*



NL-CVX1
ACE2
Spike protein
Cell
Virus

© Neoleukin Therapeutics. All Rights Reserved.

25

NL-CVX1 – De Novo Protein Decoy De novo design of potent and resilient hACE2 decoys to neutralize SARS-CoV-2 T. W. Linsky et. al. Science. 10.1126/science.abe0075 (2020)

Anticipated Milestones Event Timeline Initiation of NL-201 local administration trial 2H2021 Report on de novo cytokine mimetic pipeline   2H2021 NL-201 Phase 1 clinical trial: interim data 1H2022

Financial Highlights $178.4 million cash & cash equivalents as of March 31, 2021 Cash and cash equivalents expected to fund operations into 2023 42.3M common shares outstanding and 12.7M pre-funded warrants1 Click to edit footnotes Click to edit footnotes Click to edit footnotes Click to edit footnotes 1 Warrants to purchase common shares 1:1 with an exercise price of $0.000001 as of March 31, 2021.

Improving on nature. Designing for life.